Exhibit 10.15

(Cross Reference No. 2013021646 )

ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT

THIS ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT (the “Acknowledgement”) executed as of March 6th, 2014, to be effective as of March 6, 2014 (the “Effective Date”), by FIRST INTERNET BANCORP, an Indiana corporation having a mailing address of 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240 (“Borrower”), and FIRST INTERNET BANK OF INDIANA, having a mailing address of 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240 (“Lender”);

WITNESSES THAT:

WHEREAS, Lender made a loan to Borrower in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), (the “Loan”), pursuant to the terms of that certain Loan Agreement dated March 6, 2013, (the “Loan Agreement”).

WHEREAS, in connection with the Loan, First Internet Bancorp, an Indiana corporation executed and delivered to Lender that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated March 6, 2013, and recorded in the Office of the Recorder of Hamilton County, Indiana on April 8, 2013 as Instrument No. 2013021646 (“the “Mortgage”);

WHEREAS, Borrower executed and delivered a Promissory Note dated as of March 6, 2013 (the “Note”), (the Loan Agreement, the Note, the Mortgage, and all other documents and instruments securing or pertaining to the Loan, including all extensions and renewals thereof or modifications thereto from time to time, being collectively referred to herein as the “Loan Documents”);

WHEREAS, each of the Loan Documents secures, extends to, includes and is effective with respect to the Loan as from time to time, modified, renewed or extended;

WHEREAS, Borrower has requested that Lender amend the Loan Agreement to renew and extend the Maturity Date to March 6, 2015;

NOW, THEREFORE, in consideration of these premises, Borrower and Lender agree as follows:

1.	Incorporation of Recitals. Each of the foregoing recitals are incorporated herein by reference and made a part hereof.

2.	Amendment of Maturity Date. As of the Effective Date, the Maturity Date shall be March 6, 2015.

3.
Reaffirmation of Representations and Warranties. Borrower, as applicable, represents and warrants to Lender that all representations and warranties contained in the Loan Documents are true as of the date hereof, that there has been full compliance with the covenants contained in the Loan Documents and that as of the date hereof, there exists no default or any condition that, with the giving of notice or lapse of time or both, would constitute a default under any of the Loan Documents.

4.	Borrower Confirmation. Borrower acknowledges and confirms that the Loan Documents extend to, include and are effective with respect to the Loan as modified by this Acknowledgment.

5.	Miscellaneous.

(a)
Binding Effect. This Acknowledgement shall be binding upon Borrower and its respective heirs, beneficiaries, successors, assigns and personal and legal representatives, and shall inure to the benefit of Lender and Lender’s successors and assigns.

(b)	Applicable Law. This Acknowledgement shall be governed by and construed in accordance with the laws of the State of Indiana.

(c)
Authority. The undersigned person executing this Acknowledgment on behalf of Borrower represents and certifies that he is fully empowered to execute and deliver this instrument for and on behalf of Borrower; and all necessary action for the making and delivery of this instrument has been taken and done.

(d)
Instruments Enforceable. Except as set forth herein, the parties acknowledge and agree that the terms and provisions of the Loan Documents, including specifically, the Mortgage, remain unchanged, and the Loan Documents, as modified herein, are in full force and effect, enforceable in accordance to their respective terms.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement, Confirmation and Amendment to be executed as of the day and year first above written.

BORROWER:

FIRST INTERNET BANCORP

By:	/s/ David B. Becker
David Becker, Chief Executive Officer

CROSS-REFERENCE: Instrument Nos. 2013021646 and 2014010667

SECOND ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT

THIS SECOND ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT (the “Second Acknowledgement”) executed as of March 6th, 2015, to be effective as of March 6, 2015 (the “Effective Date”), by FIRST INTERNET BANCORP, an Indiana corporation having a mailing address of 8888 Keystone Crossing, Indianapolis, IN 46240 (“Borrower”), and FIRST INTERNET BANK OF INDIANA, having a mailing address of 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240 (“Lender”);

WITNESSES THAT:

WHEREAS, Lender made a loan to Borrower in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), (the “Loan”), pursuant to the terms of that certain Loan Agreement dated March 6, 2013, (the “Loan Agreement”);

WHEREAS, in connection with the Loan, First Internet Bancorp, an Indiana corporation executed and delivered to Lender that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated March 6, 2013, and recorded in the Office of the Hamilton County Recorder on April 8, 2013 as Instrument No. 2013021646 (“the “Mortgage”);

WHEREAS, Borrower executed and delivered a Promissory Note dated as of March 6, 2013 (the “Note”), (the Loan Agreement, the Note, the Mortgage, and all other documents and instruments securing or pertaining to the Loan, including all extensions and renewals thereof or modifications thereto from time to time, are being collectively referred to herein as the “Loan Documents”);

WHEREAS, each of the Loan Documents secures, extends to, includes and is effective with respect to the Loan as from time to time, modified, renewed or extended;

WHEREAS, the Loan was modified by an Acknowledgement, Confirmation and Amendment to extend the Maturity Date to March 6, 2015 as evidenced by the Acknowledgement, Confirmation and Amendment dated as of March 6, 2014, and recorded March 26, 2014, as Instrument No. 2014010667 in the Office of the Recorder of Hamilton County, Indiana (the “Acknowledgement”);

WHEREAS, Borrower has requested that Lender amend the Loan to renew and extend the Maturity Date to March 6, 2016;
NOW, THEREFORE, in consideration of these premises, Borrower and Lender agree as follows:

1.	Incorporation of Recitals. Each of the foregoing recitals are incorporated herein by reference and made a part hereof.

2.	Amendment of Maturity Date. As of the Effective Date, the Maturity Date shall be March 6, 2016.

3.
Reaffirmation of Representations and Warranties. Borrower, as applicable, represents and warrants to Lender that all representations and warranties contained in the Loan Documents are true as of the date hereof, that there has been full compliance with the covenants contained in the Loan Documents and that as of the date hereof, there exists no default or any condition that, with the giving of notice or lapse of time or both, would constitute a default under any of the Loan Documents.

4.	Borrower Confirmation. Borrower acknowledges and confirms that the Loan Documents extend to, include and are effective with respect to the Loan as modified by this Second Acknowledgment.

5.	Miscellaneous.

(a)
Binding Effect. This Second Acknowledgement shall be binding upon Borrower and its respective heirs, beneficiaries, successors, assigns and personal and legal representatives, and shall inure to the benefit of Lender and Lender’s successors and assigns.

(b)	Applicable Law. This Second Acknowledgement shall be governed by and construed in accordance with the laws of the State of Indiana.

(c)
Authority. The undersigned person executing this Second Acknowledgment on behalf of Borrower represents and certifies that he is fully empowered to execute and deliver this instrument for and on behalf of Borrower; and all necessary action for the making and delivery of this instrument has been taken and done.

(d)
Instruments Enforceable. Except as set forth herein, the parties acknowledge and agree that the terms and provisions of the Loan Documents, including specifically, the Mortgage, remain unchanged, and the Loan Documents, as modified herein, are in full force and effect, enforceable in accordance to their respective terms.

IN WITNESS WHEREOF, the undersigned has caused this Second Acknowledgement, Confirmation and Amendment to be executed and effective as of the day and year first above written.

BORROWER:

FIRST INTERNET BANCORP

By:	/s/ David B. Becker
David Becker, Chief Executive Officer

CROSS-REFERENCE: Instrument Nos. 2013021646, 2014010667 and 2015015859

THIRD ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT

THIS THIRD ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT (the “Third Acknowledgement”) executed as of February 26, 2016, to be effective as of March 6, 2016 (the “Effective Date”), by FIRST INTERNET BANCORP, an Indiana corporation having a mailing address of 11201 USA Parkway, Fishers, Indiana 46037, formerly 8888 Keystone Crossing, Indianapolis, IN 46240 (“Borrower”), and FIRST INTERNET BANK OF INDIANA, having a mailing address of 11201 USA Parkway, Fishers, Indiana 46037, formerly 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240 (“Lender”);

WITNESSES THAT:

WHEREAS, Lender made a loan to Borrower in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), (the “Loan”), pursuant to the terms of that certain Loan Agreement dated March 6, 2013, (the “Loan Agreement”);

WHEREAS, in connection with the Loan, First Internet Bancorp, an Indiana corporation executed and delivered to Lender that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated March 6, 2013, and recorded in the Office of the Hamilton County Recorder on April 8, 2013 as Instrument No. 2013021646 (“the “Mortgage”);

WHEREAS, Borrower executed and delivered a Promissory Note dated as of March 6, 2013 (the “Note”), (the Loan Agreement, the Note, the Mortgage, and all other documents and instruments securing or pertaining to the Loan, including all extensions and renewals thereof or modifications thereto from time to time, are being collectively referred to herein as the “Loan Documents”);

WHEREAS, each of the Loan Documents secures, extends to, includes and is effective with respect to the Loan as from time to time, modified, renewed or extended;

WHEREAS, the Loan was modified by an Acknowledgement, Confirmation and Amendment to extend the Maturity Date to March 6, 2015 as evidenced by the Acknowledgement, Confirmation and Amendment dated as of March 6, 2014, and recorded March 26, 2014, as Instrument No. 2014010667 in the Office of the Recorder of Hamilton County, Indiana (the “Acknowledgement”);

WHEREAS, the Loan was further modified by a Second Acknowledgement, Confirmation and Amendment to extend the Maturity Date to March 6, 2016 as evidenced by the Second Acknowledgement, Confirmation and Amendment dated as of March 6, 2015, and recorded April 6, 2015, as Instrument No. 2015015859 in the Office of the Recorder of Hamilton County, Indiana (the “Second Acknowledgement”);

WHEREAS, Borrower has requested that Lender further amend the Loan to renew and extend the Maturity Date to March 6, 2017;

NOW, THEREFORE, in consideration of these premises, Borrower and Lender agree as follows:

1.	Incorporation of Recitals. Each of the foregoing recitals are incorporated herein by reference and made a part hereof.

2.	Amendment of Maturity Date. As of the Effective Date, the Maturity Date shall be March 6, 2017.

3.
Reaffirmation of Representations and Warranties. Borrower, as applicable, represents and warrants to Lender that all representations and warranties contained in the Loan Documents are true as of the date hereof, that there has been full compliance with the covenants contained in the Loan Documents and that as of the date hereof, there exists no default or any condition that, with the giving of notice or lapse of time or both, would constitute a default under any of the Loan Documents.

4.	Borrower Confirmation. Borrower acknowledges and confirms that the Loan Documents extend to, include and are effective with respect to the Loan as modified by this Third Acknowledgment.

5.	Miscellaneous.

(a)
Binding Effect. This Third Acknowledgement shall be binding upon Borrower and its respective heirs, beneficiaries, successors, assigns and personal and legal representatives, and shall inure to the benefit of Lender and Lender’s successors and assigns.

(b)	Applicable Law. This Third Acknowledgement shall be governed by and construed in accordance with the laws of the State of Indiana.

(c)
Authority. The undersigned person executing this Third Acknowledgment on behalf of Borrower represents and certifies that he is fully empowered to execute and deliver this instrument for and on behalf of Borrower; and all necessary action for the making and delivery of this instrument has been taken and done.

(d)
Instruments Enforceable. Except as set forth herein, the parties acknowledge and agree that the terms and provisions of the Loan Documents, including specifically, the Mortgage, remain unchanged, and the Loan Documents, as modified herein, are in full force and effect, enforceable in accordance to their respective terms.

IN WITNESS WHEREOF, the undersigned has caused this Third Acknowledgement, Confirmation and Amendment to be executed and effective as of the day and year first above written.

BORROWER:

FIRST INTERNET BANCORP

By:	/s/ David B. Becker
David Becker, Chief Executive Officer